SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    April 24, 2003
                                                     ---------------



                           MENTOR GRAPHICS CORPORATION
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               (Exact name of registrant as specified in charter)



        OREGON                      0-13442            93-0786033
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(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)        Identification No.)



   8005 S.W. BOECKMAN ROAD,                              97070-7777
        WILSONVILLE, OR
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:     (503) 685-7000
                                                   ----------------------------


                                   NO CHANGE
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                       (Former name or former address, if
                           changed since last report.)


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Item 7.  Financial Statements and Exhibits.
------------------------------------------

           (c) Exhibits.

                     99.1 Press release issued by Mentor Graphics Corporation dated April 24, 2003, announcing first quarter 2003 earnings.

                     99.2 Press release issued by Mentor Graphics Corporation dated April 24, 2003, providing outlook for the second quarter and balance of 2003.

Item 9.  Regulation FD Disclosure.
---------------------------------

           Attached as Exhibit 99.1 is a copy of a press release of Mentor Graphics Corporation dated April 24, 2003 announcing the Company's earnings for the first quarter of 2003, which is being furnished to the Securities and Exchange Commission as required by Item 12 of Form 8-K. Attached as Exhibit 99.2 is a copy of a press release of Mentor Graphics Corporation dated April 24, 2003 providing the Company's outlook for the second quarter and balance of 2003, which is being furnished to the Securities and Exchange Commission.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MENTOR GRAPHICS CORPORATION
                                         (Registrant)


Date: April 24, 2003            By:   /s/ Gregory K. Hinckley
                                   -----------------------
                                Gregory K. Hinckley
                                President, Chief Operating and Financial Officer


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



                                  EXHIBIT INDEX

Exhibit              Description

99.1 Press release issued by Mentor Graphics Corporation dated April 24, 2003, announcing first quarter 2003 earnings.

99.2 Press release issued by Mentor Graphics Corporation dated April 24, 2003, providing outlook for the second quarter and balance of 2003.

                                       4
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